Commitments and Contingencies	9 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

From time to time, the Company may be subject to legal proceedings, regulatory encounters or other matters arising in the ordinary course of business, including actions with respect to intellectual property, employment, product liability, and contractual matters. In connection with these matters, the Company assesses, on a regular basis, the probability and range of possible loss based on the developments in these matters. A liability is recorded in the financial statements if it is determined that it is probable that a loss has been incurred, and that the amount or range of the loss can be reasonably estimated. Because of the uncertainties related to the occurrence, amount, and range of loss on any pending actions, the Company is currently unable to predict their ultimate outcome, and, with respect to any pending litigation or claim where no liability has been accrued, to make a meaningful estimate of the reasonably possible loss or range of loss that could result from an unfavorable outcome. At September 30, 2017 and December 31, 2016, there were no legal proceedings, regulatory encounters or other matters for which the negative outcome was considered probable or for which the amount or range of loss was estimable.

10. Commitments and Contingencies

From time to time, the Company may be subject to legal proceedings or regulatory encounters or other matters arising in the ordinary course of business, including actions with respect to intellectual property, employment, product liability, and contractual matters. In connection with these matters, the Company assesses, on a regular basis, the probability and range of possible loss based on the developments in these matters. A liability is recorded in the financial statements if it is believed to be probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Because of the uncertainties related to the occurrence, amount, and range of loss on any pending actions, the Company is currently unable to predict their ultimate outcome, and, with respect to any pending litigation or claim where no liability has been accrued, to make a meaningful estimate of the reasonably possible loss or range of loss that could result from an unfavorable outcome. At December 31, 2016 and 2015, there were no material matters for which a negative outcome was considered probable or estimable.

Operating leases

Under a noncancelable operating lease agreement, as amended (“Existing Operating Lease”), the Company leases manufacturing, laboratory and office space in San Diego, California. The lease term extends through May 2022. As a lease incentive from the landlord under the Existing Operating Lease, the Company received a tenant improvement allowance (“TI Allowance”) of approximately $0.9 million and $1.6 million, for the years ended December 31, 2015 and 2014, respectively, for nonstructural improvements to the buildings. The Company recorded the incentives as increases to both property and equipment and deferred rent, which are amortized on a straight-line basis over the life of the lease.

In connection with the Existing Operating Lease, the Company has a $0.5 million unsecured standby letter of credit arrangement with a bank under which the landlord of the building is the beneficiary. The expiration of the standby letter of credit is July 14, 2019.

On June 30, 2016, the Company entered into a lease agreement for general office and manufacturing space located on Barnes Canyon Road in San Diego, California (the “Barnes Canyon Lease”). The Barnes Canyon Lease is scheduled to expire in November 2023. The Company will also have a one-time option to extend the term of the lease for a period of not less than 36 months and not greater than 60 months, by delivering notice to the landlord at least nine months and not more than 12 months prior to the expiration of the lease.

The Barnes Canyon Lease allows for a TI Allowance of up to approximately $3.4 million to be applied to non-structural improvements to the building. Any amounts utilized by the Company from the TI Allowance will be subject to an interest accrual at a rate of 8.0% per annum and must be repaid in full during the lease term in monthly installments (the “TI Rent”) concurrently with the base rent. The tenant improvement costs are initially paid by the Company in full and the TI Allowance is subsequently reimbursed by the landlord in the proportion of TI Allowance to the total project budget. During the year ended December 31, 2016, costs incurred for non-structural improvements to the facility were $1.0 million, of which $0.7 million are reimbursable by the landlord. As of December 31, 2016, the Company did not receive any reimbursement from the landlord and recorded a $0.7 million receivable in other current assets on the accompanying balance sheet. The Company retains the right at any time during the lease term to prepay all or any portion of the TI Allowance drawn and outstanding without penalty, in which case the outstanding TI Rent would be reduced to reflect the TI Allowance prepayment and interest would cease to accrue on the prepaid portion of the TI Allowance.

The monthly rent, except TI Rent mentioned above, increases by a fixed percentage each year on the anniversary of the respective rent commencement date of the Existing Operating Lease and Barnes Canyon Lease. The difference between the straight-line expense over the term of the lease and actual amounts paid are recorded as deferred rent. Deferred rent arising from rent escalation provisions and lease incentives totaled $3.7 million at both December 31, 2016 and 2015, respectively. Rent expense for the three years ended December 31, 2016, 2015 and 2014, was $3.1 million, $2.6 million, and $2.1 million, respectively.

Future minimum payments under the aforementioned noncancelable operating leases for each of the five succeeding years following December 31, 2016 are as follows (in thousands):

2017	$3,198
2018	3,630
2019	1,899
2020	643
2021	662
Thereafter	1,323

$11,355

Not included in the table above is the Barnes Canyon Lease TI Rent. No TI Rent was due as of December 31, 2016. Assuming the full TI Allowance is drawn on April 1, 2017, such TI Rent would be $0.5 million for the year ended December 31, 2017, $0.7 million for each of the years ended December 31, 2018 through 2021, and $1.3 million for the years ended December 31, 2022 and thereafter.